Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended September 30, 2024

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount” or the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director, Chair of Audit Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

COMMON SHARE DATA

(unaudited)

	Three Months Ended
Share Price:	September 30, 2024		June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
High	$5.47		$5.10	$5.36	$5.92	$5.43
Low	$4.49		$4.30	$4.21	$4.06	$4.20
Closing (end of period)	$4.92		$4.63	$4.69	$5.17	$4.62

Dividends declared per common share	$-	(1)	$0.035	$0.035	$0.035	$0.035
Annualized dividends per common share	N/A		$0.14	$0.14	$0.14	$0.14
Dividend yield (on closing share price)	N/A		3.0%	3.0%	2.7%	3.0%

(1)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain the utmost financial flexibility. The timing and frequency of future dividends will depend on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

			Change at the
	Full Year 2024		Midpoint of
(Amounts per diluted share)	Low	High	Prior Guidance
Estimated net loss attributable to common stockholders	$(0.09)	$(0.07)
Our share of real estate depreciation and amortization	0.92	0.92
Estimated FFO (1)	0.83	0.85
Adjustments for non-core items (2)	(0.05)	(0.05)
Estimated Core FFO (1)(3)	$0.78	$0.80	$0.01

Operating Assumptions:
Leasing Activity (square feet)	825,000	925,000	62,500
PGRE's share of Same Store Leased % (1) at year end	86.1%	87.1%	(0.5%)
Decrease in PGRE's share of Same Store Cash NOI (1)	(3.0%)	(2.0%)	1.0%
Decrease in PGRE's share of Same Store NOI (1)	(2.5%)	(1.5%)	0.5%

Financial Assumptions (at share):
Estimated net loss	$(20,500)	$(15,500)	$2,500
Depreciation and amortization	215,500	215,500	-
General and administrative expenses	66,000	65,000	1,000
Interest and debt expense, including amortization of deferred financing costs	143,500	142,500	500
Other, net (primarily non-cash gain on extinguishment of IPO related tax liability)	(12,000)	(12,000)	-
Fee and other income, net of income taxes	(34,500)	(34,500)	(1,000)
NOI (1)	358,000	361,000	3,000
Straight-line rent adjustments and above and below-market lease revenue, net	(19,000)	(20,000)	1,000
Cash NOI (1)	$339,000	$341,000	$4,000

(1)
See page 54 for our definition of this measure.
(2)
Represents non-core items for the nine months ended September 30, 2024, that are listed in the table on page 11. The Company is not making projections for non-core items that may impact its financial results for the remainder of 2024, which may include realized and unrealized gains or losses on real estate related fund investments, acquisition and transaction related costs and other items that are not included in Core FFO.
(3)
We are raising our Estimated Core FFO Guidance for the full year of 2024, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on October 30, 2024 and otherwise to be referenced during our conference call scheduled for October 31, 2024. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Net loss per share - basic and diluted	$(0.04)	$(0.04)	$(0.04)	$(0.04)	$(0.25)

Core FFO (1) per share - diluted	$0.19	$0.22	$0.20	$0.61	$0.64

PGRE's share of Adjusted EBITDAre (1)	$82,878	$85,111	$82,032	$251,831	$245,386

PGRE's share of Cash NOI (1)	$84,110	$90,808	$86,543	$259,630	$268,587

PGRE's share of NOI (1)	$89,468	$92,071	$90,636	$273,687	$267,819

Same Store % Change	Same Store Cash NOI (1)	Same Store NOI (1)

Three Months Ended September 30, 2024 vs. 2023	(2.9%)	1.8%

Nine Months Ended September 30, 2024 vs. 2023	(1.4%)	(1.1%)

PORTFOLIO STATISTICS (at PGRE’s Share)

					% Change
					September 30, 2024	September 30, 2024	September 30, 2024
	2024		2023		vs.	vs.	vs.
Same Store Leased % (1)	September 30,	June 30,	December 31,	September 30,	June 30, 2024	December 31, 2023	September 30, 2023
New York	85.0%	86.9%	90.2%	90.4%	(1.9%)	(5.2%)	(5.4%)
San Francisco	83.6%	84.2%	89.8%	90.8%	(0.6%)	(6.2%)	(7.2%)
Weighted Average	84.7%	86.3%	90.1%	90.5%	(1.6%)	(5.4%)	(5.8%)

(1)
See page 54 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237	$1,966,237	$1,966,237
Buildings and improvements	6,290,976	6,276,347	6,278,863	6,250,379
	8,257,213	8,242,584	8,245,100	8,216,616
Accumulated depreciation and amortization	(1,596,069)	(1,550,341)	(1,524,078)	(1,471,819)
Real estate, net	6,661,144	6,692,243	6,721,022	6,744,797
Cash and cash equivalents	318,725	307,461	276,235	428,208
Restricted cash	173,510	164,639	171,776	81,391
Accounts and other receivables	18,662	13,917	16,048	18,053
Real estate related fund investments	-	-	-	775
Investments in unconsolidated real estate related funds	4,607	4,536	4,603	4,549
Investments in unconsolidated joint ventures	128,919	130,087	132,788	132,239
Deferred rent receivable	355,555	353,769	353,826	351,209
Deferred charges, net	103,858	105,812	107,407	108,751
Intangible assets, net	54,125	57,612	62,609	68,005
Other assets	71,847	71,788	83,411	68,238
Total assets	$7,890,952	$7,901,864	$7,929,725	$8,006,215

Liabilities:
Notes and mortgages payable, net	$3,674,367	$3,672,103	$3,669,850	$3,803,484
Revolving credit facility	-	-	-	-
Accounts payable and accrued expenses	114,808	110,789	115,038	114,463
Dividends and distributions payable	-	8,382	8,376	8,360
Intangible liabilities, net	22,465	24,125	26,026	28,003
Other liabilities	27,906	30,802	31,774	37,017
Total liabilities	3,839,546	3,846,201	3,851,064	3,991,327

Equity:
Paramount Group, Inc. equity	3,173,867	3,181,913	3,199,050	3,203,285
Noncontrolling interests in:
Consolidated joint ventures	492,135	485,983	480,542	413,925
Consolidated real estate related funds	92,759	93,340	103,886	110,589
Operating Partnership	292,645	294,427	295,183	287,089
Total equity	4,051,406	4,055,663	4,078,661	4,014,888

Total liabilities and equity	$7,890,952	$7,901,864	$7,929,725	$8,006,215

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024		September 30, 2023
Revenues:
Rental revenue (1)	$184,235	$182,515	$179,678	$543,636		$529,734
Fee and other income (1)	10,664	6,666	7,730	27,548		20,583
Total revenues	194,899	189,181	187,408	571,184		550,317

Expenses:
Operating	80,316	75,502	74,192	226,248		216,889
Depreciation and amortization	60,071	60,263	61,735	182,920		181,778
General and administrative	16,672	15,460	16,632	49,938		46,307
Transaction related costs	242	132	423	843		323
Total expenses	157,301	151,357	152,982	459,949		445,297

Other income (expense):
(Loss) income from real estate related fund investments	(22)	2,060	(27)	(92)		(37,034)
Income (loss) from unconsolidated real estate related funds	109	(721)	(15)	199		(867)
Loss from unconsolidated joint ventures (1)	(981)	(28,974)	(771)	(3,098)		(63,138)
Interest and other income, net	3,517	4,115	3,893	26,830	(2)	10,007
Interest and debt expense	(43,805)	(39,102)	(40,004)	(124,078)		(112,440)
(Loss) income before income taxes	(3,584)	(24,798)	(2,498)	10,996		(98,452)
Income tax expense	(619)	(263)	(362)	(1,328)		(1,124)
Net (loss) income	(4,203)	(25,061)	(2,860)	9,668		(99,576)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(6,959)	(4,887)	(6,269)	(18,434)		(15,879)
Consolidated real estate related funds	581	20,934	589	408		57,412
Operating Partnership	893	629	721	716		3,849
Net loss attributable to common stockholders	$(9,688)	$(8,385)	$(7,819)	$(7,642)		$(54,194)
Per diluted share	$(0.04)	$(0.04)	$(0.04)	$(0.04)		$(0.25)

(1)
See page 10 for details.
(2)
Includes a $15,437 non-cash gain on extinguishment of IPO related tax liability.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
Rental Revenue:	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Property rentals	$153,732	$158,595	$157,178	$468,505	$473,073
Tenant reimbursements	25,913	16,896	19,375	62,278	44,624
Straight-line rent adjustments	1,982	1,060	464	5,300	1,305	(1)
Amortization of above and below-market leases, net	1,379	1,445	1,632	4,351	3,929
Lease termination income	1,229	4,519	1,029	3,202	6,803
Total rental revenue	$184,235	$182,515	$179,678	$543,636	$529,734

(1)
Includes non-cash straight-line rent receivable write-offs aggregating $13,906 comprised of (i) a $7,343 write-off related to the surrendered JPMorgan Chase space and (ii) a $6,563 write-off related to the terminated SVB Securities lease.

	Three Months Ended			Nine Months Ended
Fee and Other Income:	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Asset management	$2,134	$2,459	$2,317	$6,756	$6,960
Property management	1,695	1,810	1,657	5,096	5,503
Acquisition, disposition, leasing and other	2,947	304	330	5,476	1,643
Total fee income	6,776	4,573	4,304	17,328	14,106
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	3,888	2,093	3,426	10,220	6,477
Total fee and other income	$10,664	$6,666	$7,730	$27,548	$20,583

	Three Months Ended			Nine Months Ended
Loss from Unconsolidated Joint Ventures:	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Equity in earnings	$(981)	$(5,032)	$(771)	$(3,098)	$(14,462)
Our share of real estate impairment loss related to 60 Wall Street	-	-	-	-	(24,734)
RDF's share of impairment losses related to residential condominium units at One Steuart Lane (1)	-	(23,942)	-	-	(23,942)
Loss from Unconsolidated Joint Ventures:	$(981)	$(28,974)	$(771)	$(3,098)	$(63,138)

(1)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%. The amount above represents RDF's share of impairment loss, of which our share, net of amounts attributable to noncontrolling interests, was $1,772.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(4,203)	$(25,061)	$(2,860)	$9,668	$(99,576)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	63,487	69,160	65,035	192,946	209,687
Our share of a non-cash real estate impairment loss related to an unconsolidated joint venture	-	-	-	-	24,734
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(15,511)	6,132	(15,585)	(46,981)	12,533
FFO attributable to the Operating Partnership	43,773	50,231	46,590	155,633	147,378
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,695)	(3,510)	(3,935)	(13,079)	(9,861)
FFO attributable to common stockholders (1)	$40,078	$46,721	$42,655	$142,554	$137,517

Per diluted share	$0.18	$0.21	$0.20	$0.66	$0.63

FFO attributable to the Operating Partnership	$43,773	$50,231	$46,590	$155,633	$147,378
Adjustments for non-core items:
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	(15,437)	-
Non-core assets (2)	-	(259)	-	-	(3,535)
Our share of realized and unrealized gains and losses from consolidated and unconsolidated real estate related funds	(26)	735	47	101	7,047
Other, net (primarily adjustments related to unconsolidated joint ventures)	512	448	798	3,701	(1,535)
Core FFO attributable to the Operating Partnership	44,259	51,155	47,435	143,998	149,355
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,736)	(3,574)	(4,007)	(12,109)	(9,996)
Core FFO attributable to common stockholders (1)	$40,523	$47,581	$43,428	$131,889	$139,359

Per diluted share	$0.19	$0.22	$0.20	$0.61	$0.64

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,314,706	217,043,022	217,204,870	217,208,809	216,871,778
Effect of dilutive securities	14,505	32,676	27,125	36,985	21,638
Denominator for FFO and Core FFO per diluted share	217,329,211	217,075,698	217,231,995	217,245,794	216,893,416

(1)
See page 54 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

FAD

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Reconciliation of Core FFO to FAD:
Core FFO attributable to the Operating Partnership	$44,259	$51,155	$47,435	$143,998	$149,355
Adjustments to arrive at FAD (including our share of unconsolidated joint ventures):
Straight-line rent	(2,191)	(1,514)	(1,116)	(6,694)	(1,690)
Amortization of above and below-market leases, net	(1,697)	(2,110)	(1,949)	(5,304)	(6,187)
Amortization of deferred financing costs	2,703	1,787	2,703	7,849	5,459
Amortization of stock-based compensation expense	4,373	4,680	5,068	15,635	14,011
Expenditures to maintain assets	(13,035)	(7,934)	(9,182)	(33,161)	(33,713)
Second generation tenant improvements and leasing commissions	(11,591)	(13,451)	(11,814)	(48,775)	(32,537)
Non-core assets (1)	-	1,969	-	-	4,107
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(940)	5,122	(682)	2,689	17,745
FAD attributable to the Operating Partnership	21,881	39,704	30,463	76,237	116,550
Amounts attributable to noncontrolling interests in the Operating Partnership	(1,847)	(2,774)	(2,573)	(6,415)	(7,798)
FAD attributable to common stockholders (2) (3)	$20,034	$36,930	$27,890	$69,822	$108,752

Dividends paid on common stock	$7,611	$7,606	$7,607	$22,826	$41,267

FAD payout ratio (2)	38.0%	20.6%	27.3%	32.7%	37.9%

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.
(3)
FAD attributable to common stockholders and FAD payout ratios are not necessarily indicative of future FAD amounts or future FAD payout ratios due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(4,203)	$(25,061)	$(2,860)	$9,668	$(99,576)
Adjustments to arrive at EBITDAre (including our share of unconsolidated joint ventures):
Depreciation and amortization	63,487	69,160	65,035	192,946	209,687
Interest and debt expense	46,076	45,666	42,258	131,121	132,085
Our share of a non-cash real estate impairment loss related to an unconsolidated joint venture	-	-	-	-	24,734
Income tax expense	620	264	363	1,334	1,137
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(23,500)	(1,837)	(23,566)	(71,004)	(11,950)
PGRE's share of EBITDAre (1)	$82,480	$88,192	$81,230	$264,065	$256,117
Adjustments to arrive at Adjusted EBITDAre:
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	(15,437)	-
Non-core assets (2)	-	(4,175)	-	-	(14,905)
Our share of EBITDAre from consolidated and unconsolidated real estate related funds	(61)	2,879	63	(174)	8,391
Other, net (primarily adjustments related to unconsolidated joint ventures)	459	(1,785)	739	3,377	(4,217)
PGRE's share of Adjusted EBITDAre (1)	$82,878	$85,111	$82,032	$251,831	$245,386

(1)
See page 54 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(4,203)	$(25,061)	$(2,860)	$9,668	$(99,576)
Adjustments to arrive at NOI:
Fee income	(6,776)	(4,573)	(4,304)	(17,328)	(14,106)
Depreciation and amortization	60,071	60,263	61,735	182,920	181,778
General and administrative	16,672	15,460	16,632	49,938	46,307
Loss (income) from real estate related fund investments	22	(2,060)	27	92	37,034
Loss from unconsolidated joint ventures	981	28,974	771	3,098	63,138
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,384	9,233	5,625	16,611	30,334
Interest and other income, net	(3,517)	(4,115)	(3,893)	(26,830)	(10,007)
Interest and debt expense	43,805	39,102	40,004	124,078	112,440
Income tax expense	619	263	362	1,328	1,124
Non-core assets (1)	-	(3,993)	-	-	(14,286)
Other, net	133	853	438	644	1,190
Amounts attributable to noncontrolling interests in consolidated joint ventures	(23,723)	(22,275)	(23,901)	(70,532)	(67,551)
PGRE's share of NOI (2)	$89,468	$92,071	$90,636	$273,687	$267,819
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(2,191)	(1,514)	(1,116)	(6,694)	(1,690)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,697)	(2,110)	(1,949)	(5,304)	(6,187)
Non-core assets (1)	-	606	-	-	1,166
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,470)	1,755	(1,028)	(2,059)	7,479
PGRE's share of Cash NOI (2)	$84,110	$90,808	$86,543	$259,630	$268,587

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2024
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(4,203)	$(9,078)	$17,213	$(12,338)
Adjustments to arrive at NOI:
Fee income	(6,776)	-	-	(6,776)
Depreciation and amortization	60,071	40,587	18,272	1,212
General and administrative	16,672	-	-	16,672
Loss from real estate related fund investments	22	-	-	22
Loss (income) from unconsolidated joint ventures	981	(55)	225	811
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,384	3,407	2,018	(41)
Interest and other income, net	(3,517)	(899)	(502)	(2,116)
Interest and debt expense	43,805	30,216	12,817	772
Income tax expense	619	-	-	619
Other, net	133	-	-	133
Amounts attributable to noncontrolling interests in consolidated joint ventures	(23,723)	(2,424)	(21,299)	-
PGRE's share of NOI (1) for the three months ended September 30, 2024	$89,468	$61,754	$28,744	$(1,030)
PGRE's share of NOI (1) for the three months ended September 30, 2023	$92,071	$66,606	$26,444	$(979)

PGRE's share of NOI for the three months ended September 30, 2024	$89,468	$61,754	$28,744	$(1,030)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(2,191)	(6,115)	3,818	106
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,697)	(767)	(930)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,470)	(214)	(1,256)	-
PGRE's share of Cash NOI (1) for the three months ended September 30, 2024	$84,110	$54,658	$30,376	$(924)
PGRE's share of Cash NOI (1) for the three months ended September 30, 2023	$90,808	$66,931	$24,886	$(1,009)

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2024
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$9,668	$(15,297)	$46,470	$(21,505)
Adjustments to arrive at NOI:
Fee income	(17,328)	-	-	(17,328)
Depreciation and amortization	182,920	123,791	55,504	3,625
General and administrative	49,938	-	-	49,938
Loss from real estate related fund investments	92	-	-	92
Loss from unconsolidated joint ventures	3,098	1,575	590	933
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	16,611	10,442	6,128	41
Interest and other income, net	(26,830)	(2,723)	(1,183)	(22,924)
Interest and debt expense	124,078	83,315	38,481	2,282
Income tax expense	1,328	16	84	1,228
Other, net	644	-	-	644
Amounts attributable to noncontrolling interests in consolidated joint ventures	(70,532)	(7,600)	(62,932)	-
PGRE's share of NOI (1) for the nine months ended September 30, 2024	$273,687	$193,519	$83,142	$(2,974)
PGRE's share of NOI (1) for the nine months ended September 30, 2023	$267,819	$193,864	$76,746	$(2,791)

PGRE's share of NOI for the nine months ended September 30, 2024	$273,687	$193,519	$83,142	$(2,974)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(6,694)	(14,290)	7,561	35
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(5,304)	(2,275)	(3,029)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(2,059)	(479)	(1,580)	-
PGRE's share of Cash NOI (1) for the nine months ended September 30, 2024	$259,630	$176,475	$86,094	$(2,939)
PGRE's share of Cash NOI (1) for the nine months ended September 30, 2023	$268,587	$194,933	$76,415	$(2,761)

(1)
See page 54 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended September 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2024	$84,110	$54,658	$30,376	$(924)
Non-same store adjustments:
Lease termination income	(1,204)	(1,179)	(25)	-
Other, net	2,329	1,405	-	924
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2024	$85,235	$54,884	$30,351	$-

	Three Months Ended September 30, 2023
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2023	$90,808	$66,931	$24,886	$(1,009)
Non-same store adjustments:
Lease termination income	(4,066)	(4,066)	-	-
Other, net	1,012	3	-	1,009
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2023	$87,754	$62,868	$24,886	$-

% (Decrease) increase	(2.9%)	(12.7%)	22.0%

(1)
See page 54 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Nine Months Ended September 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2024	$259,630	$176,475	$86,094	$(2,939)
Non-same store adjustments:
Lease termination income	(3,177)	(3,152)	(25)	-
Other, net	5,003	2,055	9	2,939
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2024	$261,456	$175,378	$86,078	$-

	Nine Months Ended September 30, 2023
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2023	$268,587	$194,933	$76,415	$(2,761)
Non-same store adjustments:
Lease termination income	(6,121)	(6,121)	-	-
Other, net	2,775	14	-	2,761
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2023	$265,241	$188,826	$76,415	$-

% (Decrease) increase	(1.4%)	(7.1%)	12.6%

(1)
See page 54 for our definition of this measure.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended September 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2024	$89,468	$61,754	$28,744	$(1,030)
Non-same store adjustments:
Lease termination income	(1,204)	(1,179)	(25)	-
Other, net	2,435	1,405	-	1,030
PGRE's share of Same Store NOI for the three months ended
September 30, 2024	$90,699	$61,980	$28,719	$-

	Three Months Ended September 30, 2023
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2023	$92,071	$66,606	$26,444	$(979)
Non-same store adjustments:
Lease termination income	(4,066)	(4,066)	-	-
Non-cash write-offs of straight-line rent receivables	77	77	-	-
Other, net	982	3	-	979
PGRE's share of Same Store NOI for the three months ended
September 30, 2023	$89,064	$62,620	$26,444	$-

% Increase (decrease)	1.8%	(1.0%)	8.6%

(1)
See page 54 for our definition of this measure.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Nine Months Ended September 30, 2024
	Total	New York		San Francisco		Other
PGRE's share of NOI for the nine months ended September 30, 2024	$273,687	$193,519		$83,142		$(2,974)
Non-same store adjustments:
Lease termination income	(3,177)	(3,152)		(25)		-
Other, net	5,038	2,055		9		2,974
PGRE's share of Same Store NOI for the nine months ended
September 30, 2024	$275,548	$192,422		$83,126		$-

	Nine Months Ended September 30, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the nine months ended September 30, 2023	$267,819	$193,864		$76,746		$(2,791)
Non-same store adjustments:
Lease termination income	(6,121)	(6,121)		-		-
Non-cash write-offs of straight-line rent receivables	13,983	6,640	(2)	7,343	(2)	-
Other, net	2,805	14		-		2,791
PGRE's share of Same Store NOI for the nine months ended
September 30, 2023	$278,486	$194,397		$84,089		$-

% Decrease	(1.1%)	(1.0%)	(1.1%)

(1)
See page 54 for our definition of this measure.
(2)
Represents write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan Chase space at One Front Street in our San Francisco portfolio.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,220,763	$1,641,499	$1,118,884	$460,380
Cash and cash equivalents	116,278	75,274	14,021	26,983
Restricted cash	109,164	78	109,086	-
Accounts and other receivables	11,653	4,846	5,713	1,094
Deferred rent receivable	197,284	93,838	78,458	24,988
Deferred charges, net	40,198	20,099	12,955	7,144
Intangible assets, net	30,824	26,435	3,403	986
Other assets	21,746	13,635	6,962	1,149
Total Assets	$3,747,910	$1,875,704	$1,349,482	$522,724

Liabilities:
Notes and mortgages payable, net	$2,319,284	$1,244,855	$842,753	$231,676
Accounts payable and accrued expenses	58,577	15,094	30,889	12,594
Intangible liabilities, net	13,740	10,368	3,060	312
Other liabilities	5,417	689	4,697	31
Total Liabilities	2,397,018	1,271,006	881,399	244,613

Equity:
Paramount Group, Inc. equity	858,757	543,769	229,431	85,557
Noncontrolling interests	492,135	60,929	238,652	192,554
Total Equity	1,350,892	604,698	468,083	278,111

Total Liabilities and Equity	$3,747,910	$1,875,704	$1,349,482	$522,724

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,284,532	$1,675,890	$1,141,827	$466,815
Cash and cash equivalents	145,320	59,111	74,276	11,933
Restricted cash	1,319	78	1,241	-
Accounts and other receivables	9,871	3,814	5,323	734
Deferred rent receivable	207,938	99,426	84,395	24,117
Deferred charges, net	45,190	21,915	15,093	8,182
Intangible assets, net	38,209	32,044	5,407	758
Other assets	7,365	850	6,015	500
Total Assets	$3,739,744	$1,893,128	$1,333,577	$513,039

Liabilities:
Notes and mortgages payable, net	$2,450,401	$1,244,109	$974,764	$231,528
Accounts payable and accrued expenses	48,862	9,825	28,260	10,777
Intangible liabilities, net	17,180	11,903	4,959	318
Other liabilities	4,833	156	4,631	46
Total Liabilities	2,521,276	1,265,993	1,012,614	242,669

Equity:
Paramount Group, Inc. equity	804,543	563,957	157,341	83,245
Noncontrolling interests	413,925	63,178	163,622	187,125
Total Equity	1,218,468	627,135	320,963	270,370

Total Liabilities and Equity	$3,739,744	$1,893,128	$1,333,577	$513,039

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$107,416	$49,418	$43,131	$14,867
Total operating expenses	39,860	21,752	13,363	4,745
Net operating income (1)	67,556	27,666	29,768	10,122
Depreciation and amortization	(28,320)	(14,329)	(10,835)	(3,156)
Interest and other income, net	1,199	697	294	208
Interest and debt expense	(22,621)	(9,804)	(10,157)	(2,660)
Net income	$17,814	$4,230	$9,070	$4,514

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$9,655	$3,804	$4,447	$1,404
Management fee income	1,200	345	248	607
PGRE's share of net income	10,855	4,149	4,695	2,011
Real estate depreciation and amortization	19,187	12,896	5,310	981
FFO/Core FFO (1)	$30,042	$17,045	$10,005	$2,992

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$8,159	$426	$4,623	$3,110
Management fee expense	(1,200)	(345)	(248)	(607)
Net income attributable to noncontrolling interests	6,959	81	4,375	2,503
Real estate depreciation and amortization	9,133	1,433	5,525	2,175
FFO/Core FFO (1)	$16,092	$1,514	$9,900	$4,678

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$109,609	$55,983	$41,433	$12,193
Total operating expenses	38,492	21,248	13,046	4,198
Net operating income (1)	71,117	34,735	28,387	7,995
Depreciation and amortization	(31,589)	(16,817)	(10,883)	(3,889)
Interest and other income, net	1,224	484	375	365
Interest and debt expense	(22,620)	(9,804)	(10,303)	(2,513)
Net income	$18,132	$8,598	$7,576	$1,958

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$12,071	$7,742	$3,718	$611
Management fee income	1,174	420	182	572
PGRE's share of net income	13,245	8,162	3,900	1,183
Real estate depreciation and amortization	21,675	15,135	5,331	1,209
FFO/Core FFO (1)	$34,920	$23,297	$9,231	$2,392

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,061	$856	$3,858	$1,347
Management fee expense	(1,174)	(420)	(182)	(572)
Net income attributable to noncontrolling interests	4,887	436	3,676	775
Real estate depreciation and amortization	9,914	1,682	5,552	2,680
FFO/Core FFO (1)	$14,801	$2,118	$9,228	$3,455

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$315,672	$146,595	$126,935	$42,142
Total operating expenses	111,479	60,343	38,125	13,011
Net operating income (1)	204,193	86,252	88,810	29,131
Depreciation and amortization	(90,573)	(46,918)	(32,487)	(11,168)
Interest and other income, net	3,154	1,971	722	461
Interest and debt expense	(67,687)	(29,206)	(30,501)	(7,980)
Income before income taxes	49,087	12,099	26,544	10,444
Income tax expense	(98)	(16)	(81)	(1)
Net income	$48,989	$12,083	$26,463	$10,443

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$27,078	$10,871	$12,965	$3,242
Management fee income	3,477	1,032	681	1,764
PGRE's share of net income	30,555	11,903	13,646	5,006
Real estate depreciation and amortization	61,618	42,226	15,919	3,473
FFO/Core FFO (1)	$92,173	$54,129	$29,565	$8,479

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$21,911	$1,212	$13,498	$7,201
Management fee expense	(3,477)	(1,032)	(681)	(1,764)
Net income attributable to noncontrolling interests	18,434	180	12,817	5,437
Real estate depreciation and amortization	28,955	4,692	16,568	7,695
FFO/Core FFO (1)	$47,389	$4,872	$29,385	$13,132

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$315,677	$155,519	$122,726	$37,432
Total operating expenses	107,519	58,885	36,459	12,175
Net operating income (1)	208,158	96,634	86,267	25,257
Depreciation and amortization	(89,069)	(45,195)	(32,214)	(11,660)
Interest and other income, net	2,785	1,401	762	622
Interest and debt expense	(67,187)	(29,105)	(30,587)	(7,495)
Income before income taxes	54,687	23,735	24,228	6,724
Income tax benefit (expense)	75	(5)	127	(47)
Net income	$54,762	$23,730	$24,355	$6,677

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$35,362	$21,359	$11,932	$2,071
Management fee income	3,521	1,246	567	1,708
PGRE's share of net income	38,883	22,605	12,499	3,779
Real estate depreciation and amortization	60,083	40,676	15,784	3,623
FFO/Core FFO (1)	$98,966	$63,281	$28,283	$7,402

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$19,400	$2,371	$12,423	$4,606
Management fee expense	(3,521)	(1,246)	(567)	(1,708)
Net income attributable to noncontrolling interests	15,879	1,125	11,856	2,898
Real estate depreciation and amortization	28,986	4,519	16,430	8,037
FFO/Core FFO (1)	$44,865	$5,644	$28,286	$10,935

(1)
See page 54 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2024
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,606,587	$213,676	$224,893	$619,804	$50	$144,306	$266,266	$137,592
Cash and cash equivalents	85,664	25,097	25,834	11,518	15,208	2,366	3,391	2,250
Restricted cash	71,664	5,970	-	52,501	-	-	11,390	1,803
Accounts and other receivables	11,811	5,149	397	227	123	28	5,138	749
Deferred rent receivable	40,215	21,428	4,541	-	-	4,161	7,435	2,650
Deferred charges, net	16,840	9,003	1,697	-	-	-	5,113	1,027
Intangible assets, net	43,829	-	2,879	-	-	36,204	3,815	931
For-sale residential condominium units	235,366	-	-	-	235,366	-	-	-
Other assets	15,201	3,160	425	7,554	219	2,168	1,345	330
Total Assets	$2,127,177	$283,483	$260,666	$691,604	$250,966	$189,233	$303,893	$147,332

Liabilities:
Notes and mortgages payable, net	$1,770,748	$298,904	$187,187	$594,407	$-	$106,250	$416,289	$167,711
Accounts payable and accrued expenses	61,749	6,178	5,239	23,056	3,051	1,934	17,626	4,665
Intangible liabilities, net	1,940	-	1,387	-	-	-	260	293
Other liabilities	74,602	184	157	67,555	16	2,537	3,222	931
Total Liabilities	1,909,039	305,266	193,970	685,018	3,067	110,721	437,397	173,600

Total Equity	218,138	(21,783)	66,696	6,586	247,899	78,512	(133,504)	(26,268)

Total Liabilities and Equity	$2,127,177	$283,483	$260,666	$691,604	$250,966	$189,233	$303,893	$147,332

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,528,595	$219,297	$230,516	$517,147	$50	$147,046	$272,113	$142,426
Cash and cash equivalents	67,499	24,516	21,318	794	10,822	2,709	5,300	2,040
Restricted cash	99,856	5,480	-	80,600	49	-	12,286	1,441
Accounts and other receivables	8,601	4,960	585	150	123	20	1,539	1,224
Deferred rent receivable	35,448	18,844	4,242	-	-	3,130	6,145	3,087
Deferred charges, net	13,643	8,989	1,120	-	-	-	2,540	994
Intangible assets, net	52,164	-	6,283	-	-	38,548	5,809	1,524
For-sale residential condominium units	246,824	-	-	-	246,824	-	-	-
Other assets	26,487	227	269	11,538	130	1,097	13,032	194
Total Assets	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

Liabilities:
Notes and mortgages payable, net	$1,744,706	$298,596	$187,068	$575,000	$-	$107,764	$412,996	$163,282
Accounts payable and accrued expenses	92,770	7,542	5,025	62,148	2,663	1,266	9,830	4,296
Intangible liabilities, net	5,026	-	3,919	-	-	-	462	645
Other liabilities	5,692	178	208	1,408	25	663	2,967	243
Total Liabilities	1,848,194	306,316	196,220	638,556	2,688	109,693	426,255	168,466

Total Equity	230,923	(24,003)	68,113	(28,327)	255,310	82,857	(107,491)	(15,536)

Total Liabilities and Equity	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$37,562	$12,652	$8,125	$-	$1,801	(3)	$3,237	$8,051	$3,696
Total operating expenses	23,985	6,182	3,578	114	4,008	(3)	1,762	6,349	1,992
Net operating income (loss) (4)	13,577	6,470	4,547	(114)	(2,207)		1,475	1,702	1,704
Depreciation and amortization	(12,464)	(3,533)	(3,451)	-	-		(1,075)	(2,725)	(1,680)
Interest and other income, net	1,855	200	228	1,191	156		17	29	34
Interest and debt expense	(14,782)	(2,702)	(1,857)	-	-		(1,093)	(5,943)	(3,187)
Gain on settlement of interest rate swap	2,498	-	-	-	-		-	2,498	-
(Loss) income before income taxes	(9,316)	435	(533)	1,077	(2,051)		(676)	(4,439)	(3,129)
Income tax expense	(1)	(1)	-	-	-		-	-	-
Net (loss) income	$(9,317)	$434	$(533)	$1,077	$(2,051)		$(676)	$(4,439)	$(3,129)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(5,242)	$217	$(223)	$55	$(718)		$(63)	$(2,977)	$(1,533)
Step-up basis adjustment	(32)	-	(2)	-	(3)		(27)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	4,293	(217)	-	-	-		-	2,977	1,533
PGRE's share of net (loss) income	(981)	-	(225)	55	(721)		(90)	-	-
Real estate depreciation and amortization	3,416	1,767	1,524	-	-		125	-	-
FFO (4)	2,435	1,767	1,299	55	(721)		35	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	217	217	-	-	-		-	-	-
FFO attributable to One Steuart Lane	721	-	-	-	721		-	-	-
Core FFO (4)	$3,373	$1,984	$1,299	$55	$-		$35	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2023
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$39,503	$12,089	$7,898	$-	$30		$3,838	$12,548	$3,100
Total operating expenses	92,348	5,684	3,685	52	71,607	(3)	1,919	7,351	2,050
Net operating (loss) income (4)	(52,845)	6,405	4,213	(52)	(71,577)		1,919	5,197	1,050
Depreciation and amortization	(16,863)	(2,976)	(4,017)	-	(6)		(1,076)	(6,692)	(2,096)
Interest and other income (loss), net	734	211	190	(3)	49		15	267	5
Interest and debt expense	(19,895)	(2,701)	(1,857)	(7,606)	-		(1,068)	(3,616)	(3,047)
(Loss) income before income taxes	(88,869)	939	(1,471)	(7,661)	(71,534)		(210)	(4,844)	(4,088)
Income tax expense	(2)	-	(1)	-	-		-	-	(1)
Net (loss) income	$(88,871)	$939	$(1,472)	$(7,661)	$(71,534)		$(210)	$(4,844)	$(4,089)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(30,864)	$470	$(642)	$(384)	$(25,037)		$(20)	$(3,248)	$(2,003)
Step-up basis adjustment	(27)	-	-	-	-		(27)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	1,917	(470)	-	384	-		-	-	2,003
PGRE's share of net loss	(28,974)	-	(642)	-	(25,037)		(47)	(3,248)	-
Real estate depreciation and amortization	8,897	1,488	1,771	-	2		126	4,483	1,027
FFO (4)	(20,077)	1,488	1,129	-	(25,035)		79	1,235	1,027
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-	-	23,942		-	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	(1,917)	470	-	(384)	-		-	-	(2,003)
FFO attributable to One Steuart Lane	1,093	-	-	-	1,093		-	-	-
Adjustments for non-core assets	(259)	-	-	-	-		-	(1,235)	976
Other non-core items	381	-	-	381	-		-	-	-
Core FFO (4)	$3,163	$1,958	$1,129	$(3)	$-		$79	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes a $68,407 non-cash impairment loss related to condominium units, of which RDF’s share was $23,942.
(4)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$126,989	$37,895	$24,294	$-	$17,638	(3)	$11,464	$24,796	$10,902
Total operating expenses	80,345	18,052	10,471	215	20,411	(3)	5,251	19,417	6,528
Net operating income (loss) (4)	46,644	19,843	13,823	(215)	(2,773)		6,213	5,379	4,374
Depreciation and amortization	(38,232)	(10,161)	(10,344)	-	-		(3,227)	(8,792)	(5,708)
Interest and other income, net	4,351	588	704	2,379	486		42	110	42
Interest and debt expense	(44,729)	(8,049)	(5,570)	(5,255)	-		(3,231)	(13,187)	(9,437)
Gain on settlement of interest rate swap	2,498	-	-	-	-		-	2,498	-
(Loss) income before income taxes	(29,468)	2,221	(1,387)	(3,091)	(2,287)		(203)	(13,992)	(10,729)
Income tax expense	(26)	(1)	(8)	(2)	(3)		(4)	(5)	(3)
Net (loss) income	$(29,494)	$2,220	$(1,395)	$(3,093)	$(2,290)		$(207)	$(13,997)	$(10,732)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(15,095)	$1,110	$(583)	$(152)	$(802)		$(24)	$(9,386)	$(5,258)
Step-up basis adjustment	(113)	-	(7)	-	(26)		(80)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	12,110	(1,110)	-	(1,424)	-		-	9,386	5,258
PGRE's share of net loss	(3,098)	-	(590)	(1,576)	(828)		(104)	-	-
Real estate depreciation and amortization	10,026	5,081	4,568	-	-		377	-	-
FFO (4)	6,928	5,081	3,978	(1,576)	(828)		273	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,534	1,110	-	1,424	-		-	-	-
FFO attributable to One Steuart Lane	828	-	-	-	828		-	-	-
Other non-core items	263	-	-	263	-		-	-	-
Core FFO (4)	$10,553	$6,191	$3,978	$111	$-		$273	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2023
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$125,727	$36,496	$23,823	$-	$2,951	(3)	$12,184	$40,834	$9,439
Total operating expenses	142,039	17,239	10,597	267	80,084	(3)(4)	5,826	21,972	6,054
Net operating (loss) income (5)	(16,312)	19,257	13,226	(267)	(77,133)		6,358	18,862	3,385
Depreciation and amortization	(52,341)	(8,631)	(12,166)	-	(43)		(3,124)	(21,805)	(6,572)
Interest and other income (loss), net	2,226	707	470	(8)	105		22	901	29
Interest and debt expense	(53,256)	(8,020)	(5,570)	(12,475)	(4,792)		(3,095)	(10,603)	(8,701)
Real estate impairment loss	(455,893)	-	-	(455,893)	-		-	-	-
(Loss) income before income taxes	(575,576)	3,313	(4,040)	(468,643)	(81,863)		161	(12,645)	(11,859)
Income tax expense	(32)	-	(20)	-	(2)		(4)	(3)	(3)
Net (loss) income	$(575,608)	$3,313	$(4,060)	$(468,643)	$(81,865)		$157	$(12,648)	$(11,862)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(65,015)	$1,657	$(1,775)	$(22,811)	$(27,806)		$15	$(8,482)	$(5,813)
Step-up basis adjustment	(2,663)	-	(5)	(2,574)	(5)		(79)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	4,540	(1,657)	-	384	-		-	-	5,813
PGRE's share of net loss	(63,138)	-	(1,780)	(25,001)	(27,811)		(64)	(8,482)	-
Real estate depreciation and amortization	27,909	4,316	5,369	12	15		367	14,609	3,221
Real estate impairment loss	24,734	-	-	24,734	-		-	-	-
FFO (5)	(10,495)	4,316	3,589	(255)	(27,796)		303	6,127	3,221
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-	-	23,942		-	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	(4,540)	1,657	-	(384)	-		-	-	(5,813)
FFO attributable to One Steuart Lane	3,854	-	-	-	3,854		-	-	-
Adjustments for non-core assets	(3,535)	-	-	-	-		-	(6,127)	2,592
Other non-core items	625	-	-	625	-		-	-	-
Core FFO (5)	$9,851	$5,973	$3,589	$(14)	$-		$303	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
Includes a $68,407 non-cash impairment loss related to condominium units, of which RDF’s share was $23,942.
(5)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2024				As of September 30, 2024
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$12,180	$411	$11,769		$106,037
Accounts and other receivables	11	-	11		-
Real estate related fund investments (2)	-	-	-		245,302
Investments in unconsolidated joint ventures	87,329	-	87,329	(3)	-
Other assets	8	8	-		3,162
Total Assets	$99,528	$419	$99,109		$354,501

Liabilities:
Accounts payable and accrued expenses	$55	$30	$25		$82
Other liabilities	19	11	8		1
Total Liabilities	74	41	33		83

Equity:
Paramount Group, Inc. equity	6,695	49	6,646		4,607
Joint Venture Partners' equity	92,759	329	92,430		349,811
Total Equity	99,454	378	99,076		354,418

Total Liabilities and Equity	$99,528	$419	$99,109		$354,501

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023				As of December 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$29,715	$9,353	$20,362		$14,274
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	775	775	-		335,353
Investments in unconsolidated joint ventures	89,949	-	89,949	(3)	-
Other assets	9	9	-		459
Total Assets	$120,582	$10,137	$110,445		$350,086

Liabilities:
Accounts payable and accrued expenses	$90	$55	$35		$88
Other liabilities	1,019	1,014	5		1
Total Liabilities	1,109	1,069	40		89

Equity:
Paramount Group, Inc. equity	8,884	1,181	7,703		4,549
Joint Venture Partners' equity	110,589	7,887	102,702		345,448
Total Equity	119,473	9,068	110,405		349,997

Total Liabilities and Equity	$120,582	$10,137	$110,445		$350,086

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Three Months Ended
	Three Months Ended September 30, 2024			September 30, 2024
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment (loss) income	$(22)	$(22)	$-	$6,534
Net unrealized gains	-	-	-	1,922
(Loss) income from real estate related fund investments	(22)	(22)	-	8,456
Loss from unconsolidated joint ventures	(721)	-	(721)	-
Interest and other income, net	112	-	112	-
Net (loss) income	$(631)	$(22)	$(609)	$8,456

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net (loss) income / FFO	$(50)	$(3)	$(47)	$109
FFO attributable to One Steuart Lane	53	-	53	-
Realized and unrealized gains and losses from real estate related fund investments	-	-	-	(26)
Core FFO (2)	$3	$(3)	$6	$83

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss / FFO	$(581)	$(19)	$(562)
FFO attributable to One Steuart Lane	668	-	668
Realized and unrealized gains and losses from real estate related fund investments	-	-	-
Core FFO (2)	$87	$(19)	$106

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

					Three Months Ended
	Three Months Ended September 30, 2023				September 30, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Fund	Fund X	Development Fund		Unconsolidated Funds (1)
Net investment income	$2,032	$2,032	$-		$1,571
Net realized losses	-	-	-		(7)
Net unrealized gains (losses)	28	28	-		(57,370)
Income (loss) from real estate related fund investments	2,060	2,060	-		(55,806)
Loss from unconsolidated joint ventures	(25,037)	-	(25,037)	(2)	-
Interest and other income, net	203	-	203		-
(Loss) income before income taxes	(22,774)	2,060	(24,834)		(55,806)
Income tax benefit	1	-	1		-
Net (loss) income	$(22,773)	$2,060	$(24,833)		$(55,806)

PGRE's share
Ownership	Total	13.0%	7.4%		Total
Net (loss) income	$(2,113)	$269	$(2,382)		$(721)
Management fee income	274	274	-		-
PGRE's share of net (loss) income	(1,839)	543	(2,382)		(721)
Real estate depreciation and amortization	1	-	1		-
FFO (3)	(1,838)	543	(2,381)		(721)
Impairment loss related to residential condominium units at One Steuart Lane	1,772	-	1,772		-
FFO attributable to One Steuart Lane	80	-	80		-
Realized and unrealized gains and losses from real estate related fund investments	(4)	(4)	-		739
Core FFO (3)	$10	$539	$(529)		$18

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net (loss) income	$(20,660)	$1,791	$(22,451)
Management fee expense	(274)	(274)	-
Net (loss) income attributable to joint venture partners	(20,934)	1,517	(22,451)
Real estate depreciation and amortization	1	-	1
FFO (3)	(20,933)	1,517	(22,450)
Impairment loss related to residential condominium units at One Steuart Lane	22,170	-	22,170
FFO attributable to One Steuart Lane	1,013	-	1,013
Realized and unrealized gains and losses from real estate related fund investments	(24)	(24)	-
Core FFO (3)	$2,226	$1,493	$733

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Includes $23,942 for RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane, of which our share was $1,772.
(3)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Nine Months Ended
	Nine Months Ended September 30, 2024			September 30, 2024
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$683	$683	$-	$15,519
Net unrealized losses	(775)	(775)	-	(99)
(Loss) income from real estate related fund investments	(92)	(92)	-	15,420
Loss from unconsolidated joint ventures	(828)	-	(828)	-
Interest and other income, net	499	-	499	-
Net (loss) income	$(421)	$(92)	$(329)	$15,420

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net (loss) income / FFO	$(13)	$1	$(14)	$199
FFO attributable to One Steuart Lane	61	-	61	-
Realized and unrealized gains and losses from real estate related fund investments	101	101	-	-
Core FFO (2)	$149	$102	$47	$199

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss / FFO	$(408)	$(93)	$(315)
FFO attributable to One Steuart Lane	767	-	767
Realized and unrealized gains and losses from real estate related fund investments	674	674	-
Core FFO (2)	$1,033	$581	$452

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

					Nine Months Ended
	Nine Months Ended September 30, 2023				September 30, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Fund	Fund X	Development Fund		Unconsolidated Funds (1)
Net investment income	$9,741	$9,741	$-		$7,112
Net realized losses	(1,224)	(1,224)	-		(7)
Net unrealized losses	(45,551)	(45,551)	-		(74,258)
Loss from real estate related fund investments	(37,034)	(37,034)	-		(67,153)
Loss from unconsolidated joint ventures	(27,811)	-	(27,811)	(2)	-
Interest and other income, net	815	-	815		-
Net loss	$(64,030)	$(37,034)	$(26,996)		$(67,153)

PGRE's share
Ownership	Total	13.0%	7.4%		Total
Net loss	$(7,462)	$(4,822)	$(2,640)		$(867)
Management fee income	844	844	-		-
PGRE's share of net loss	(6,618)	(3,978)	(2,640)		(867)
Real estate depreciation and amortization	1	-	1		-
FFO (3)	(6,617)	(3,978)	(2,639)		(867)
Impairment loss related to residential condominium units at One Steuart Lane	1,772	-	1,772		-
FFO attributable to One Steuart Lane	285	-	285		-
Realized and unrealized gains and losses from real estate related fund investments	6,090	6,090	-		957
Core FFO (3)	$1,530	$2,112	$(582)		$90

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss	$(56,568)	$(32,212)	$(24,356)
Management fee expense	(844)	(844)	-
Net loss attributable to joint venture partners	(57,412)	(33,056)	(24,356)
Real estate depreciation and amortization	14	-	14
FFO (3)	(57,398)	(33,056)	(24,342)
Impairment loss related to residential condominium units at One Steuart Lane	22,170	-	22,170
FFO attributable to One Steuart Lane	3,569	-	3,569
Realized and unrealized gains and losses from real estate related fund investments	40,685	40,685	-
Core FFO (3)	$9,026	$7,629	$1,397

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Includes $23,942 for RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane, of which our share was $1,772.
(3)
See page 54 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

		As of September 30, 2024
Debt (1):		At 100%	At PGRE's Share (2)		Excluding Non-Core Debt (3)
Notes and mortgages payable (secured debt):
Consolidated debt		$3,692,050	$2,973,680		$2,973,680
Unconsolidated joint ventures debt		1,195,089	272,665		272,665
Non-core unconsolidated joint ventures debt		584,276	361,273		-
Revolving Credit Facility (unsecured debt)		-	-		-
Total debt		$5,471,415	3,607,618	(A)	3,246,345	(A)

	Shares / Units	Share Price as of
Equity:	Outstanding	September 30, 2024
Common stock	217,518,587	$4.92	1,070,192		1,070,192
Operating Partnership units	20,038,028	4.92	98,587		98,587
Total equity	237,556,615	4.92	1,168,779		1,168,779

Total Market Capitalization			$4,776,397		$4,415,124

PGRE's share of cash and cash equivalents and restricted cash (2)			$424,263	(B)	$412,374	(B)

PGRE's share of net debt (2) (A - B)			$3,183,355		$2,833,971

PGRE's share of Net Debt to Annualized Adjusted EBITDAre (2)			9.6x		8.5x

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
See page 54 for our definition of this measure.
(3)
Excludes Market Center and 111 Sutter Street.

DEBT ANALYSIS

(unaudited)

Revolving Credit Facility Covenants (4):	Required	Actual	Debt Composition (at PGRE's Share)
Total Debt / Total Assets	Less than 60%	47.3%		Weighted Average
Secured Debt / Total Assets	Less than 50%	47.3%		Interest Rate	Years to Maturity
Fixed Charge Coverage	Greater than 1.5x	2.41x	Including Non-Core Debt:
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	Fixed Rate Debt	3.51%	3.6
Unencumbered Interest Coverage	Greater than 1.75x	38.58x	Floating Rate Debt	6.48%	1.5
			Total	4.53%	2.9

			Excluding Non-Core Debt (2):
			Fixed Rate Debt	3.51%	3.6
			Floating Rate Debt	6.29%	1.9
			Total	4.26%	3.1

(1)
See page 54 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.
(3)
Includes an $860 million loan that bears interest at a rate of SOFR plus 277 basis points, where SOFR has been capped at 3.50% through August 2025.
(4)
This section presents ratios as of September 30, 2024 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility

DEBT MATURITIES

(unaudited and in thousands)

Notes and mortgages payable (secured)	Paramount	PGRE's Share of Debt
Consolidated Debt:	Ownership	2024	2025	2026	2027	2028	Thereafter	Total	Rate
31 West 52nd Street ($500,000)	100.0%	$-	$-	$500,000	$-	$-	$-	$500,000	3.80%
1301 Avenue of the Americas ($860,000)	100.0%	-	-	860,000	-	-	-	860,000	6.27%	(1)
300 Mission Street ($232,050)	31.1%	-	-	72,168	-	-	-	72,168	4.50%
One Market Plaza ($850,000)	49.0%	-	-	-	416,500	-	-	416,500	4.08%
1633 Broadway ($1,250,000)	90.0%	-	-	-	-	-	1,125,012	1,125,012	2.99%

Unconsolidated JV Debt:
55 Second Street ($187,500)	44.1%	-	-	82,669	-	-	-	82,669	3.88%
712 Fifth Avenue ($300,000)	50.0%	-	-	-	150,000	-	-	150,000	3.39%
Oder-Center, Germany ($9,783)	9.5%	-	-	-	-	929	-	929	5.32%
60 Wall Street ($599,806)	5.0%	-	-	-	-	-	30,051	30,051	9.60%	(2)
1600 Broadway ($98,000)	9.2%	-	-	-	-	-	9,016	9,016	3.45%

Non-Core Unconsolidated JV Debt:
111 Sutter Street ($167,732)	49.0%	-	82,189	-	-	-	-	82,189	7.36%	(3)
Market Center ($416,544) (4)	67.0%	-	279,084	-	-	-	-	279,084	6.82%

Revolving Credit Facility (unsecured)	100.0%	-	-	-	-	-	-	-	-%

PGRE's Share of Total Debt (5)		$-	$361,273	$1,514,837	$566,500	$929	$1,164,079	$3,607,618
Weighted average rate		-%	6.94%	5.24%	3.90%	5.32%	3.16%	4.53%
% of debt maturing		-%	10.0%	42.0%	15.7%	0.0%	32.3%	100.0%

PGRE's Share of Total Debt Excluding Non-Core Assets		$-	$-	$1,514,837	$566,500	$929	$1,164,079	$3,246,345
Weighted average rate		-%	-%	5.24%	3.90%	5.32%	3.16%	4.26%
% of debt maturing		-%	-%	46.6%	17.5%	0.0%	35.9%	100.0%

(1)
This loan bears interest at a rate of SOFR plus 277 basis points, where SOFR has been capped at 3.50% through August 2025.
(2)
Consists of (i) a $16,176 A-Note that bears interest at SOFR plus 245 basis points, of which 4.00% is current and the remaining interest will be accrued and (ii) a $13,875 B-Note that will accrue interest at a fixed rate of 12.00%.
(3)
This loan bears interest at a rate of SOFR plus 215 basis points.
(4)
In August 2024, the joint venture that owns Market Center defaulted on the loan. The interest rate presented is at SOFR plus 161 basis points and excludes default interest of 4.00%.
(5)
See page 54 for our definition of this measure.

PORTFOLIO SUMMARY – TOTAL

(unaudited and in thousands, except square feet and per square foot amounts)

			Annualized Rent (1)		Square Feet
	%	%		Per	In	Out-of-
	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total
Same Store Portfolio
Weighted average	84.9%	82.2%	$783,558	$93.47	10,326,502	-	10,326,502
PGRE's share	84.7%	81.4%	$592,853	$89.36	8,295,688	-	8,295,688

Non-Same Store Portfolio (3)
Weighted average	49.4%	49.4%	$43,398	$87.72	1,026,738	1,643,651	2,670,389
PGRE's share	47.5%	47.5%	$26,621	$87.72	638,168	82,347	720,515

Total Portfolio
Weighted average	81.6%	79.1%	$826,956	$93.14	11,353,240	1,643,651	12,996,891
PGRE's share	82.0%	79.0%	$619,474	$89.28	8,933,856	82,347	9,016,203

	Leased % (1) (at PGRE's Share)
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Total Portfolio
New York	85.0%	86.9%	90.1%	90.2%	90.4%
San Francisco	74.2%	74.9%	76.8%	80.8%	82.0%
Weighted Average	82.0%	83.6%	86.5%	87.7%	88.1%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 60 Wall Street in our New York portfolio, which has been taken “out-of-service” for redevelopment and (ii) Market Center and 111 Sutter Street in our San Francisco portfolio.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	91.7%	91.7%	$177,471	$85.42	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	100.0%	96.9%	12,282	70.15	255,758	-	255,758	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	92.6%	92.3%	189,753	85.01	2,530,987	-	2,530,987
1301 Avenue of the Americas
Office	100.0%	85.5%	81.0%	117,239	86.23	1,698,478	-	1,698,478	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff, Citizens Bank,
									O'Melveny & Myers
Retail / Paramount Club	100.0%	100.0%	100.0%	4,531	186.32	50,885	-	50,885	Ocean Prime, Starbucks, Citizens Bank
	100.0%	85.9%	81.5%	121,770	87.54	1,749,363	-	1,749,363
1325 Avenue of the Americas
Office	100.0%	94.4%	85.3%	45,647	67.90	809,383	-	809,383	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore,
									Major League Baseball Players Association
Retail	100.0%	96.7%	96.7%	1,467	95.79	15,502	-	15,502	La Grande Boucherie
	100.0%	94.5%	85.5%	47,114	68.37	824,885	-	824,885
31 West 52nd Street
Office	100.0%	65.8%	51.7%	37,199	96.33	747,767	-	747,767	Pillsbury Winthrop Shaw Pittman, Centerview Partners,
									Bracewell, Providence Equity Partners, Wilson Sonsini
Retail	100.0%	87.1%	87.1%	4,914	124.22	25,915	-	25,915	Fogo De Chao, MoMA Design Store
	100.0%	66.5%	52.8%	42,113	97.87	773,682	-	773,682
900 Third Avenue
Office	100.0%	68.6%	68.6%	28,115	71.55	575,592	-	575,592	Shiseido, Tannenbaum Helpern Syracuse & Hirschtritt,
									Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,398	101.86	16,144	-	16,144	Bank of America, F45 Training
	100.0%	69.0%	69.0%	29,513	72.53	591,736	-	591,736
712 Fifth Avenue
Office	50.0%	82.0%	78.2%	44,924	122.48	469,077	-	469,077	CVC Advisors, abrdn, OMI Management, Riverstone Holdings,
									Pictet Asset Management
Retail	50.0%	24.1%	24.1%	8,187	455.10	74,423	-	74,423	Harry Winston
	50.0%	74.0%	70.8%	53,111	137.99	543,500	-	543,500
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,929	324.53	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,643,651	1,643,651

New York:
Weighted average		84.9%	80.9%	$494,303	$88.51	7,039,846	1,643,651	8,683,497
PGRE's share		85.0%	80.8%	$438,851	$85.63	6,491,694	82,347	6,574,041

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This property has been taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	90.7%	90.7%	$159,033	$113.05	1,556,075	-	1,556,075	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	60.5%	60.5%	4,357	74.66	53,874	-	53,874	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	89.7%	89.7%	163,390	112.24	1,609,949	-	1,609,949
300 Mission Street
Office	31.1%	80.8%	80.8%	49,336	101.09	604,837	-	604,837	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	3,372	75.54	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	52,708	99.00	654,009	-	654,009
One Front Street
Office	100.0%	76.0%	76.0%	44,123	91.93	632,049	-	632,049	JPMorgan Chase, Coinbase, JLL, Cigna
Retail	100.0%	89.0%	89.0%	1,113	92.28	13,232	-	13,232	JPMorgan Chase
	100.0%	76.3%	76.3%	45,236	91.94	645,281	-	645,281
55 Second Street
Office	44.1%	85.4%	85.4%	26,992	85.58	369,935	-	369,935	KPMG, Intercom, Rippling, UKG,
									Alston & Bird
Retail	44.1%	100.0%	100.0%	929	113.17	7,482	-	7,482	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.7%	85.7%	27,921	86.22	377,417	-	377,417
Market Center (3)
Office	67.0%	45.4%	45.4%	29,602	87.72	744,243	-	744,243	Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James, Waymo
Retail	67.0%	0.6%	0.6%	155	-	6,127	-	6,127
	67.0%	45.1%	45.1%	29,757	87.72	750,370	-	750,370
111 Sutter Street (3)
Office	49.0%	53.1%	53.1%	11,942	91.80	247,010	-	247,010	Turo, Natural Resources Defense Council
Retail	49.0%	86.7%	86.7%	1,699	66.82	29,358	-	29,358	24 Hour Fitness
	49.0%	56.7%	56.7%	13,641	87.73	276,368	-	276,368

San Francisco:
Weighted average		76.2%	76.2%	$332,653	$100.79	4,313,394	-	4,313,394
PGRE's share		74.2%	74.2%	$180,623	$99.34	2,442,162	-	2,442,162

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
These assets have been designated as “non-core”.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of September 30, 2024	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
JPMorgan Chase	One Front Street	Jun-2025	219,180		219,180		$18,990	$86.30	3.1%
		Jun-2027	18,148		18,148		1,678	92.46	0.3%
		Dec-2029	81,525		81,525		8,606	105.56	1.3%
		Dec-2030	25,157		25,157		2,451	96.87	0.4%
			344,010		344,010		31,725	91.96	5.1%
Allianz	1633 Broadway	Jan-2031	320,911		288,823		29,274	101.36	4.7%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,317	92.46	1.7%
		Sep-2034	179,286		179,286		18,031	96.19	2.9%
			290,875		290,875		28,348	94.76	4.6%
Morgan Stanley	1633 Broadway	Mar-2032	260,829		234,749		20,528	87.45	3.3%
Warner Music Group	1633 Broadway	Jul-2029	288,250		259,428		20,351	77.42	3.3%
Showtime Networks	1633 Broadway	Jan-2026	253,196		227,879		17,877	76.73	2.9%
Google	One Market Plaza	Apr-2025	339,833		166,518		16,647	99.53	2.7%
Wilson Sonsini	1301 Avenue of the Americas	Aug-2025	61,048		61,048		6,320	103.53	1.1%
	One Market Plaza	Oct-2032	84,224		41,270		4,979	120.67	0.8%
	31 West 52nd Street	Mar-2041	26,451	(3)	26,451	(3)	2,143	81.02	0.3%
			171,723		128,769		13,442	104.39	2.2%
O'Melveny & Myers	1301 Avenue of the Americas	Feb-2040	160,708	(4)	160,708	(4)	12,908	80.00	2.1%
Credit Agricole	1301 Avenue of the Americas	Apr-2035	159,308		159,308		12,181	75.06	2.0%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of September 30, 2024	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,516,732	21.5%	$135,123	21.8%
Technology and Media	1,430,180	20.3%	124,357	20.1%
Financial Services - Commercial and Investment Banking	1,233,184	17.5%	107,495	17.4%
Financial Services, all others	1,095,393	15.5%	106,641	17.2%
Insurance	400,965	5.7%	39,687	6.4%
Retail	160,062	2.2%	18,534	3.0%
Travel and Leisure	187,429	2.7%	12,860	2.1%
Consumer Products	121,732	1.7%	10,477	1.7%
Other Professional Services	109,369	1.6%	10,207	1.6%
Other	800,567	11.3%	54,093	8.7%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Excludes 105,756 square feet that is leased through March 2041 but is not currently occupied.
(4)
Excludes 38,014 square feet that is leased through February 2040 but is not currently occupied.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended September 30, 2024

Total square feet leased	179,403 (2)	72,374	107,029 (2)

PGRE's share of total square feet leased:	115,026	54,489	60,537
Initial rent (3)	$ 84.55	$ 81.76	$ 87.06
Weighted average lease term (in years)	8.1	13.6	3.1
Tenant improvements and leasing commissions:
Per square foot	$ 72.72	$ 138.15	$ 13.83
Per square foot per annum	$ 9.03	$ 10.17	$ 4.50
Percentage of initial rent	10.7%	12.4%	5.2%
Rent concessions:
Average free rent period (in months)	7.3	12.0	3.1
Average free rent period per annum (in months)	0.9	0.9	1.0

Second generation space: (3)
Square feet	96,320	35,783	60,537
Cash basis:
Initial rent (3)	$ 82.97	$ 76.06	$ 87.06
Prior escalated rent (3)	$ 92.58	$ 87.12	$ 95.81
Percentage decrease	(10.4%)	(12.7%)	(9.1%)
GAAP basis:
Straight-line rent	$ 81.00	$ 76.86	$ 83.45
Prior straight-line rent	$ 84.57	$ 84.16	$ 84.82
Percentage decrease	(4.2%)	(8.7%)	(1.6%)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
Includes an aggregate of 46,312 square feet leased at Market Center and 111 Sutter Street, which have been designated as “non-core” assets and accordingly excluded from the statistics below.
(3)
See page 54 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Nine Months Ended September 30, 2024

Total square feet leased	654,625 (2)	367,236	287,389 (2)

PGRE's share of total square feet leased:	444,140	322,601	121,539
Initial rent (3)	$ 74.94	$ 73.97	$ 77.49
Weighted average lease term (in years)	8.2	10.4	2.4
Tenant improvements and leasing commissions:
Per square foot	$ 90.37	$ 120.81	$ 9.55
Per square foot per annum	$ 11.02	$ 11.63	$ 3.97
Percentage of initial rent	14.7%	15.7%	5.1%
Rent concessions:
Average free rent period (in months)	6.2	7.9	1.6
Average free rent period per annum (in months)	0.8	0.8	0.7

Second generation space: (3)
Square feet	290,157	168,618	121,539
Cash basis:
Initial rent (3)	$ 74.22	$ 71.86	$ 77.49
Prior escalated rent (3)	$ 78.13	$ 73.83	$ 84.10
Percentage decrease	(5.0%)	(2.7%)	(7.9%)
GAAP basis:
Straight-line rent	$ 72.01	$ 69.38	$ 75.65
Prior straight-line rent	$ 78.69 (4)	$ 72.40	$ 87.43 (4)
Percentage decrease	(8.5%) (4)	(4.2%)	(13.5%) (4)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
Includes an aggregate of 88,346 square feet leased at Market Center and 111 Sutter Street, which have been designated as “non-core” assets and accordingly excluded from the statistics below.
(3)
See page 54 for our definition of this measure.
(4)
The negative mark-to-market on a GAAP basis was driven primarily by a FAS 141 below-market lease adjustment that was included in the prior GAAP rent. Excluding the below-market lease adjustment from the prior GAAP rent, the mark-to-market on a GAAP basis would have been negative 3.4% for the total portfolio and negative 2.3% for San Francisco.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,683	6,275	$698	$-	0.1%

4Q 2024	36,339	20,853	1,740	83.55	0.3%

1Q 2025	84,591	65,963	5,900	89.85	0.9%
2Q 2025	503,225	297,522	29,858	100.21	4.7%
3Q 2025	363,777	357,122	31,256	87.46	4.8%
4Q 2025	360,127	206,342	19,680	95.39	3.1%
Total 2025	1,311,720	926,949	86,694	93.48	13.5%
2026	1,522,156	1,017,917	92,016	88.05	14.4%
2027	344,183	264,404	24,508	92.37	3.8%
2028	411,285	308,684	25,630	83.05	4.0%
Thereafter	5,627,540	4,782,806	408,583	88.29	63.9%

Total portfolio excluding non-core assets (4):

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	7,181	5,393	$632	$-	0.1%

4Q 2024	19,305	11,836	896	75.85	0.1%

1Q 2025	66,431	55,727	4,866	87.32	0.8%
2Q 2025	496,116	292,759	29,353	100.12	4.8%
3Q 2025	363,757	357,109	31,247	87.46	5.1%
4Q 2025	360,127	206,342	19,680	95.39	3.2%
Total 2025	1,286,431	911,937	85,146	93.30	13.9%
2026	1,432,540	960,210	86,548	87.68	14.1%
2027	284,752	231,673	21,153	90.94	3.4%
2028	217,633	184,194	15,585	84.61	2.5%
Thereafter	5,519,217	4,719,305	403,288	88.36	65.9%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
“Non-core” assets consist of Market Center and 111 Sutter Street.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	3,056	2,881	$416	$-	0.1%

4Q 2024	19,013	11,693	882	75.46	0.2%

1Q 2025	25,647	16,887	1,442	85.38	0.3%
2Q 2025	118,259	107,887	10,522	97.45	2.3%
3Q 2025	131,563	125,152	11,156	89.14	2.4%
4Q 2025	161,710	130,079	12,472	95.88	2.7%
Total 2025	437,179	380,005	35,592	93.64	7.7%
2026	656,500	607,099	50,090	78.47	10.9%
2027	187,349	168,997	14,798	87.05	3.2%
2028	118,584	98,024	7,551	76.71	1.6%
Thereafter	4,554,001	4,248,234	350,725	85.61	76.3%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	5,627	3,394	$282	$-	0.2%

4Q 2024	17,326	9,160	858	93.92	0.5%

1Q 2025	58,944	49,076	4,458	91.40	2.5%
2Q 2025	384,966	189,635	19,336	101.80	10.8%
3Q 2025	232,214	231,970	20,100	86.55	11.2%
4Q 2025	198,417	76,263	7,208	94.55	4.0%
Total 2025	874,541	546,944	51,102	93.36	28.5%
2026	865,656	410,818	41,926	102.06	23.3%
2027	156,834	95,407	9,710	101.66	5.4%
2028	292,701	210,660	18,079	86.01	10.0%
Thereafter	1,073,539	534,572	57,858	108.27	32.1%

San Francisco excluding non-core assets (4):
	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,125	2,512	$216	$-	0.1%

4Q 2024	292	143	14	117.49	-

1Q 2025	40,784	38,840	3,424	88.17	2.2%
2Q 2025	377,857	184,872	18,831	101.69	12.3%
3Q 2025	232,194	231,957	20,091	86.55	13.1%
4Q 2025	198,417	76,263	7,208	94.55	4.7%
Total 2025	849,252	531,932	49,554	93.05	32.3%
2026	776,040	353,111	36,458	103.37	23.8%
2027	97,403	62,676	6,355	101.27	4.1%
2028	99,049	86,170	8,034	93.64	5.2%
Thereafter	965,216	471,071	52,563	111.65	34.5%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
“Non-core” assets consist of Market Center and 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Three Months Ended September 30, 2024
	Total (1)	New York	San Francisco (1)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$13,035	$10,501	$2,491	$43
Second generation tenant improvements	5,377	5,377	-	-
Second generation leasing commissions	6,214	5,615	599	-
Total Capital Expenditures	24,626	21,493	3,090	43
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,273)	(152)	(1,121)	-
PGRE's share of Total Capital Expenditures	$23,353	$21,341	$1,969	$43

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$2,373	$2,373	$-	$-
Other	636	636	-	-
Total Redevelopment Expenditures	3,009	3,009	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$3,009	$3,009	$-	$-

	Three Months Ended September 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$7,934	$5,324	$2,590	$20
Second generation tenant improvements	10,261	6,946	3,315	-
Second generation leasing commissions	3,190	2,172	1,018	-
Total Capital Expenditures	21,385	14,442	6,923	20
Amounts attributable to noncontrolling interests in consolidated joint ventures	(3,537)	(660)	(2,877)	-
PGRE's share of Total Capital Expenditures	$17,848	$13,782	$4,046	$20

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$5,324	$5,324	$-	$-
Other	28	28	-	-
Total Redevelopment Expenditures	5,352	5,352	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$5,352	$5,352	$-	$-

(1)
Excludes Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Nine Months Ended September 30, 2024
	Total (1)	New York	San Francisco (1)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$33,161	$25,749	$7,336	$76
Second generation tenant improvements	40,819	35,254	5,565	-
Second generation leasing commissions	7,956	7,027	929	-
Total Capital Expenditures	81,936	68,030	13,830	76
Amounts attributable to noncontrolling interests in consolidated joint ventures	(6,787)	(571)	(6,216)	-
PGRE's share of Total Capital Expenditures	$75,149	$67,459	$7,614	$76

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$12,190	$12,190	$-	$-
Other	951	951	-	-
Total Redevelopment Expenditures	13,141	13,141	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$13,141	$13,141	$-	$-

	Nine Months Ended September 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$33,713	$25,316	$8,021	$376
Second generation tenant improvements	25,408	12,626	12,782	-
Second generation leasing commissions	7,129	4,443	2,686	-
Total Capital Expenditures	66,250	42,385	23,489	376
Amounts attributable to noncontrolling interests in consolidated joint ventures	(10,811)	(958)	(9,853)	-
PGRE's share of Total Capital Expenditures	$55,439	$41,427	$13,636	$376

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$14,249	$14,249	$-	$-
Other	896	896	-	-
Total Redevelopment Expenditures	15,145	15,145	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$15,145	$15,145	$-	$-

(1)
Excludes Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

RESEARCH COVERAGE (1)

(1)

Thomas Catherwood	Steve Sakwa	Dylan Burzinski
BTIG	Evercore ISI	Green Street Advisors
(212) 738-6140	(212) 446-9462	(949) 640-8780
tcatherwood@btig.com	steve.sakwa@evercoreisi.com	dburzinski@greenstreet.com

Vikram Malhotra	Ronald Kamdem	Blaine Heck
Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(212) 282-3827	(212) 296-8319	(443) 263-6529
vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com

Andrew Rosivach
Wolfe Research
(646) 582-9250
arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP. In the first quarter of 2024, we updated our presentation of Core FFO attributable to common stockholders, FAD attributable to common stockholders, Adjusted EBITDAre, NOI and Cash NOI to exclude the impact of Market Center and 111 Sutter Street, which we have designated as “non-core” assets. Accordingly, we have recast the presentation for all prior periods presented to reflect this change.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. We present FFO attributable to common stockholders which represents the Company’s share of FFO, net of amounts attributable to noncontrolling interests.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs, gains or losses on early extinguishment of debt and other non-core adjustments, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. We present Core FFO attributable to common stockholders which represents the Company’s share of Core FFO, net of amounts attributable to noncontrolling interests.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. We present FAD attributable to common stockholders which represents the Company’s share of FAD, net of amounts attributable to noncontrolling interests. FAD payout ratio is calculated by dividing dividends paid on common stock by FAD attributable to common stockholders.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

PGRE’s Share of Cash and Cash Equivalents and Restricted Cash represents our share of cash and cash equivalents and restricted cash of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Net Debt is calculated by subtracting PGRE’s share of cash and cash equivalents and restricted cash from PGRE’s Share of Total Debt. PGRE’s share of Net Debt to Annualized Adjusted EBITDAre is calculated by dividing PGRE's share of Net Debt by PGRE's share of Annualized Adjusted EBITDAre.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) prior to its originally scheduled expiration, or (ii) that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.